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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 3, 2000
                                                          -------------


                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)


            Nevada                   0-23835               87-0397464

 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)          File Number)         Identification No.)



6490 South McCarran Boulevard, Suite 28, Reno, Nevada                  89509
      (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886
                                                      --------------

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         As previously reported in a Current Report on Form 8-K, filed on April 14, 2000, HomeSeekers.com, Incorporated ("HomeSeekers") reported its acquisition of Information Solutions Group, Inc., a Colorado corporation ("ISG"). The purpose of this filing is to amend the above-referenced Current Report on Form 8-K by filing certain financial information required by Regulation S-X and identified in Item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Financial statements of Information Solutions Group, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X are attached hereto as Exhibit 99.1.

          (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2.

          (c)  EXHIBITS.

                  Exhibit No.       Description
                  -----------       -----------

                    23.1          Consent of Ernst & Young LLP.

                    99.1 Information Solutions Group, Inc. Financial Statements, December 31, 1999 (Audited) and March 31, 2000 (Unaudited) Financial Statements.

                    99.2 HomeSeekers.com, Incorporated, Unaudited Pro Forma Combined Condensed Financial Statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 12, 2000

                               HomeSeekers.com, Incorporated



                               By: /s/ Gregory L. Costley
                                   ---------------------------------------------
                                        Gregory L. Costley, Chairman and Chief
                                        Executive Officer


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                                  EXHIBIT INDEX



     Exhibit No.        Description
     ----------         ------------

       23.1              Consent of Ernst & Young LLP.

       99.1 Information Solutions Group, Inc. Financial Statements, December 31, 1999 (Audited) and March 31, 2000 (Unaudited).

       99.2 HomeSeekers.com, Incorporated, Unaudited Pro Forma Combined Condensed Financial Statements.